EXHIBIT NO. 32.1
Form 10-QSB/A
Century Park Pictures Corporation
File No. 0-14247


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Century Park Pictures Corporation (the "Company") on Form 10-QSB/A for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas K. Scallen, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 3, 2004                            By: /s/ Thomas K. Scallen
      --------------                               -----------------------------
                                                               Thomas K. Scallen
                                                             Chief Executive and
                                                         Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Century Park Pictures Corporation and will be retained by Century Park Pictures Corporation and furnished to the Securities and Exchange Commission or its staff upon request.